SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 4, 1998


                            Comshare, Incorporated
            (Exact name of registrant as specified in its charter)


                                   Michigan
                (State or other jurisdiction of incorporation)


        0-4096                                    38-1804887
(Commission File Number)                (IRS Employer Identification No.)

               555 Briarwood Circle, Ann Arbor, Michigan  48108
             (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code:  (734) 994-4800

                                Not Applicable
         (Former name or former address, if changed since last report)



































ITEM 5.  Other Events.

         On June 4, 1998, Comshare, Incorporated issued a press release announcing the sale of its Arthur strategic merchandise management applications for the retail industry to JDA Software Group, Inc. for $44 million cash. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1     Press Release, dated June 4, 1998.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 9, 1998                           COMSHARE, INCORPORATED


                                      /S/ Kathryn A. Jehle
                                      -------------------------------------

                                      By: Kathryn A. Jehle
                                          Senior Vice President,
                                          Chief Financial Officer,
                                          Treasurer and Assistant Secretary